INVESTOR UPDATE First Quarter 2022

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and Level One Bancorp, Inc. (“Level One”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and Level One will not be integrated successfully or such integration may be more difficult, time- consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; the severity and duration of the COVID-19 pandemic and its impact on general economic and financial market conditions and First Merchants’ business, results of operations, and financial condition; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission (“SEC”). First Merchants undertakes no obligation to update any forward- looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 24 Yrs Banking: 24 Yrs FMB: 7 Yrs Banking: 19 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 14 Yrs Banking: 34 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 14 Yrs Banking: 32 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 3/31/2022 $15.5 Billion $9.4 Billion $12.9 Billion $6.6 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.26% 8.31% 14.99% 2.79% 1.79x 10.9x Moody’s a3 Baseline Credit Assessment1 Market Cap $2.2B Largest financial services holding company headquartered in Central Indiana 109 Banking Centers 4 *Assets Under Management - $3.5 Billion 1Moody’s Credit Opinion – First Merchants Corporation, September 24, 2021, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

First Quarter Highlights 5 ▪ Stated EPS of $0.91 is same as Q1 2021 EPS of $0.91. Excluding Paycheck Protection Program (“PPP”) income, current quarter EPS was $0.88 and Q1 2021 EPS was $0.781 ▪ 5.4% annualized deposit growth ▪ Legal close of the acquisition of Level One Bancorp in Farmington Hills, Michigan on April 1, 2022 ▪ System Integration of Level One Bank planned for third quarter of 2022 ▪ Officially introduced our new tagline: Helping you prosper 10.28% ROE 14.99% ROTCE ROE & ROTCE (Annualized) $48.6 Million $0.91 Per Share Net Income & EPS 1.26% ROA 1.45% PTPP ROA ROA (Annualized) 1See “Non-GAAP Financial Information” for reconciliation

Business Strategy 6 Consumer BankingCommercial Banking Private Wealth Advisors Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Asset Based Lending Syndications Treasury Management Services Merchant Processing Services Diverse Locations in Stable Rural and Growth Metro Markets Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Full Spectrum of Consumer Lending Offerings Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services

Business Highlights



Michigan
Monroe MSA Rank: 1
Deposits: $1.5B
Loans: $0.6B
Michigan
Monroe
Munster
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.2B
Loans: $2.2B
Fort Wayne
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 3
Deposits: $4.7B
Loans: $2.0B
Muncie
Indianapolis
Columbus
Columbus
Columbus MSA Rank: 10
Deposits: $0.8B
Loans: $1.4B
Indianapolis
Indianapolis MSA Rank: 9
Deposits: $2.7B
Loans: $3.2B

MSA ranking data per S&P Global and is pro forma for pending transactions

Loan Growth Annualized

	1Q22
Commercial[1]	**5.9%**
Consumer	**(1.2)%**
Private Wealth	**37.2%**
Mortgage	**19.2%**
Total Loans – Adjusted[1]	**7.2%**

- Strong C&I growth continued at over 10% annualized
- C&I demand remains strong with line utilization continuing to increase
- Commercial growth rate offset by IRE payoffs of $40 million during the quarter
- Portfolio mortgage growth driven by construction products and variable pricing structures
- Pipeline remains stable across the bank

Deposit Growth Annualized

	1Q22
Commercial	**(9.8)%**
Consumer	**7.0%**
Total Deposits	**5.4%**

- Commercial balances declined due to customer working capital deployment and stimulus proceeds slowing for municipal and public entities
- Strong growth in Consumer balances via new account acquisition
- Reduction of deposit costs over the entire deposit portfolio

First Merchants Corporation

[1]Excluding Change in PPP Loans

7

First Quarter Financial Results

($M except per share data)

		For the Three Months Ended,						
		3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Variance Linked Quarter	% Variance Linked QTR-Annualized
	Balance Sheet & Asset Quality							
1.	Total Assets	$14,629.1	$14,923.1	$15,060.7	$15,453.1	$15,465.3	$12.2	0.3%
2.	Total Loans	9,322.7	9,139.8	9,047.6	9,253.0	9,360.2	107.1	4.6%
3.	Investments	3,700.9	4,148.3	4,445.5	4,524.4	4,489.3	(35.1)	-3.1%
4.	Deposits	11,951.8	12,203.4	12,348.7	12,732.6	12,906.0	173.4	5.4%
5.	Common Equity	1,805.9	1,871.8	1,868.1	1,912.6	1,807.6	(104.9)	-21.9%
6.	TCE Ratio	8.78%	9.04%	8.94%	9.01%	8.31%	-0.70%	
7.	Total RBC Ratio	14.33	14.23	14.02	13.92	13.85	-0.07	
8.	ACL / Loans	2.16	2.19	2.21	2.11	2.09	-0.02	
9.	NCOs / Avg Loans	0.16	0.06	-0.01	0.20	-0.03	-0.23	
10.	NPAs + 90PD / Assets	0.41	0.40	0.35	0.29	0.33	0.04	
	Summary Income Statement							
11.	Net Interest Income	$100.4	$104.3	$104.7	$101.3	$102.3	$1.0	4.0%
12.	Provision for Loan Losses	0.0	0.0	0.0	0.0	0.0	0.0	0.0%
13.	Non-interest Income	24.1	30.9	28.5	25.8	25.9	0.0	0.8%
14.	Non-interest Expense	66.1	69.3	71.4	72.4	72.3	(0.1)	-0.8%
15.	Pre-tax Income	58.4	65.9	61.8	54.7	55.9	1.2	8.7%
16.	Provision for Taxes	8.9	10.3	9.1	7.0	7.3	0.3	20.1%
17.	Net Income	49.5	55.6	52.8	47.7	48.6	0.8	7.1%
18.	ROAA	1.39%	1.51%	1.41%	1.25%	1.26%	0.01%	
19.	ROAE	10.75	12.04	11.17	10.10	10.28	0.18	
20.	ROTCE	15.87	17.77	16.33	14.78	14.99	0.21	
21.	Net Interest Margin	3.23	3.22	3.20	3.04	3.03	-0.01	
22.	Efficiency Ratio	50.23	48.91	51.18	53.49	52.79	-0.70	
	Per Share							
23.	Earnings per Diluted Share	$0.91	$1.03	$0.98	$0.89	$0.91	$0.02	
24.	Tangible Book Value per Share	22.98	24.15	24.31	25.21	23.26	(1.95)	
25.	Dividend per Share	0.26	0.29	0.29	0.29	0.29	0.00	
26.	Dividend Payout Ratio	28.6%	28.2%	29.6%	32.6%	31.9%	-0.7%	

1Q22 Highlights

- **52.79% Efficiency Ratio**
- **Net interest income,** excluding the impact of PPP loan income and fair value accretion, **increased $3.2 million over prior quarter and $10.1 million over 1Q 2021**
- **PPP fee income totaled $1.7 million, a decrease of $1.7 million from prior quarter and $5.9 million from 1Q 2021.** Remaining unearned fees total $1.1 million
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $56.0 million,** PTPP ROA was 1.45% and PTPP ROE was 11.85%
- **Declines in TCE Ratio of 0.70% and Tangible Book Value per share of 7.70%** reflect the impact of AOCI changes in equity due to market volatility

First Merchants Corporation

8

Municipal Bonds 57% Mortgage- Backed Securities 26% Collateralized Mortgage Obligations 6% U.S. Agencies 10% Corporate Obligations 1% ▪ Net unrealized AFS Loss of $101.3 million Investment Portfolio Highlights 9 1Q22 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $4.5B Total Investment Portfolio Gains / LossesHighlights Realized Gains ▪ 1Q 2021 $1.8 million ▪ 2Q 2021 $1.8 million ▪ 3Q 2021 $1.7 million ▪ 4Q 2021 $0.4 million ▪ 1Q 2022 $0.6 million Unrealized AFS Loss▪ Effective duration of 5.9 years ▪ 2022 roll off cash flow $198 million / ~2.38% yield ▪ Current purchase tax equivalent yield of ~3.50% ▪ AA rated municipal bond portfolio ▪ Allowance for Credit Losses for Investments of $245,000 $3.7 $4.1 $4.4 $4.5 $4.5 2.70% 2.59% 2.56% 2.51% 2.55% 1Q21 2Q21 3Q21 4Q21 1Q22 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 10 1Q22 Loan Composition Yield on Loans (%) / Total Loans ($B) $9.4B Total 1Q22 Portfolio by Yield Type Highlights Total loan rate mix as of 1Q22 • $6.4 billion variable rate • $3.0 billion fixed rate ▪ Portfolio composition remains ~80% Commercial oriented • Composition mostly unchanged from prior quarter ▪ Loan yields remained strong at 3.73%, 3.64% excluding PPP loans and fair value accretion ▪ New/renewed loan yields averaged 3.22% for the quarter $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 30.2% Commercial Real Estate Owner-Occupied 10.4% Commercial Real Estate Non-Owner Occupied 22.2% Construction Land & Land Development 5.9% Agricultural Land & Production 2.2% Public Finance/Other Commercial 8.9% Residential Mortgage 13.1% Home Equity 5.5% Other Consumer 1.6% Non-PPP Fixed Rate 32% LIBOR-Based 35% Prime-Based 14% Other Variable Rates 12% SOFR-Based 6% PPP Fixed Rate 1% $9.3 $9.1 $9.0 $9.3 $9.4 3.98% 4.05% 4.07% 3.87% 3.73% 1Q21 2Q21 3Q21 4Q21 1Q22 Total Loans ($B) Yield on Loans (%)

Allowance for Credit Losses - Loans 11 1Q22 Allowance for Credit Losses - Loans Change in ACL – Loans1 Highlights ▪ Allowance to Loans, excluding PPP loans, is 2.10% ▪ The reserve for unfunded commitments was unchanged at $20.5 million, and recorded in Other Liabilities ▪ Remaining fair value adjustment on acquired loans is $9.7 million$201.1 $199.8 $200.0 $195.4 $196.0 2.16% 2.19% 2.21% 2.11% 2.09% 1Q21 2Q21 3Q21 4Q21 1Q22 Allowance Allowance to Loans 1Beginning January 1, 2021, calculation is based on the current expected credit losses methodology. Prior to January 1, 2021, calculation was based on incurred loss methodology $130,648 $204,703 $195,397 $195,984 $74,055 $587 $0 $9,000 $59,000 $109,000 $159,000 $209,000 Increase Decrease

12 1Q22 Deposit Composition Highlights $12.9B Total 1Defined as total deposits less time deposits > $100k vs. Prior Periods Cost of Total Deposits (%) / Total Deposits ($B) Deposit Portfolio Highlights ▪ Strong core deposit base • 98% core deposits1 • 21% non-interest bearing • ~56% yield 5 bps or less ▪ Consumer DDA average balance per account hit a new peak in March 2022 and is 39% higher than pre-pandemic levels ▪ Total deposit costs declined to 0.13% • Down 5 bps from 4Q21 ▪ Average deposits up 5% when annualized from 4Q21, and 11% over prior year • Incoming public fund stimulus dollars has slowed and commercial clients are deploying more liquidity. • Non-time interest bearing consumer deposits continue to grow as time deposits balances decline Demand Deposits 61% Savings Deposits 34% Certificates & Time Deposits > $100k 2% Certificates & Time Deposits < $100k 3% Brokered Deposits 0% $12.0 $12.2 $12.3 $12.7 $12.9 0.21% 0.19% 0.18% 0.18% 0.13% 1Q21 2Q21 3Q21 4Q21 1Q22 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 13 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 $105.1 $109.2 $110.0 $106.9 $108.0 3.23% 3.22% 3.20% 3.04% 3.03% 1Q21 2Q21 3Q21 4Q21 1Q22 Net Interest Income - FTE ($millions) Net Interest Margin 1Q21 2Q21 3Q21 4Q21 1Q22 1. Net Interest Income - FTE ($millions) 105.1$ 109.2$ 110.0$ 106.9$ 108.0$ 2. Fair Value Accretion 1.8$ 2.5$ 1.5$ 1.5$ 1.0$ 3. PPP Loan Income 9.2$ 9.7$ 8.2$ 3.7$ 1.9$ 4. Adjusted Net Interest Income - FTE1 94.1$ 97.0$ 100.3$ 101.7$ 105.1$ 5. Tax Equivalent Yield on Earning Assets 3.52% 3.49% 3.46% 3.29% 3.23% 6. Interest Expense/Average Earning Assets 0.29% 0.27% 0.26% 0.25% 0.20% 7. Net Interest Margin 3.23% 3.22% 3.20% 3.04% 3.03% 8. Fair Value Accretion Effect 0.06% 0.07% 0.04% 0.04% 0.03% 9. Impact of PPP Loans 0.13% 0.15% 0.17% 0.08% 0.03% 10. Adjusted Net Interest Margin1 3.04% 3.00% 2.99% 2.92% 2.97% 1Adjusted for Fair Value Accretion and PPP Loan Income

14 1Q22 Non-Interest Income Detail ($M) $25.9M Total Non-Interest Income Trends ($M) Fee Income / Revenue Non-Interest Income Highlights Highlights ▪ 89% in Customer-related fees totaling $23.0 million for 1Q22, an increase of $0.1 million over 4Q21 driven by service charges, wealth management fees and card payment fees, offset by lower gains on mortgage loan sales Wealth Management $7.3 28% Gain on Sale of Loans $2.2 8% Service Charges $6.4 25% Card Payment Fees $5.7 22% Gain on Sale of Securities $0.6 2% Derivative Hedge Fees $0.9 3% BOLI $1.7 7% Other Customer Fees $0.4 2% Other $0.7 3% 18.6% 22.1% 20.6% 19.4% 19.3% $6.4 $7.5 $7.4 $7.1 $7.3 $4.0 $8.3 $4.0 $3.4 $2.2 $5.3 $5.6 $6.2 $6.5 $6.4 $4.4 $4.2 $4.2 $3.9 $5.7 $4.0 $5.3 $6.7 $4.9 $4.3 $24.1M $30.9M $28.5M $25.8M $25.9M 1Q21 2Q21 3Q21 4Q21 1Q22 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other

15 1Q22 Non-Interest Expense Detail $72.3M Total Non-Interest Expense Trends ($M) Efficiency Ratio Non-Interest Expense Highlights Highlights ▪ 1Q22 expense levels were consistent with 4Q21 decreasing $0.1 million Salary & Benefits $42.5 59% Premises & Equipment $11.3 16% Outside Data Processing $4.4 6% Professional & Other Outside Services $2.9 4% Intangible Asset Amortization $1.4 2%Marketing $0.7 1% FDIC Expense $2.2 3% Other $6.9 9% 50.23% 48.91% 51.18% 53.49% 52.79% $38.8 $42.4 $43.3 $42.4 $42.5 $11.5 $10.5 $10.1 $10.6 $11.3 $4.2 $4.7 $4.8 $4.6 $4.4 $11.6 $11.7 $13.2 $14.8 $14.1 $66.1M $69.3M $71.4M $72.4M $72.3M 1Q21 2Q21 3Q21 4Q21 1Q22 Salary & Benefits Premises & Equipment Outside Data Processing Other

16 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio Capital Ratios 9.31% 9.31% 9.57% 9.31% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04%8.78% 8.78% 9.04% 8.94 9.01% 8.31% 1Q21 2Q21 3Q21 4Q21 1Q22 TCE Ratio Target TCE (9.00%) 11.99% 11.94% 11.75% 11.68% 11.63% 1Q21 2Q21 3Q21 4Q21 1Q22 CET 1 Ratio Target CET1 Ratio (10.00%) 14.33% 14.23% 14.02% 13.92% 13.85% 1Q21 2Q21 3Q21 4Q21 1Q22 TRBC Ratio Target TRBC Ratio (12.50%)

Loan Portfolio

Loan Portfolio Trends ($M)

	1Q21	2Q21	3Q21	4Q21	1Q22
1. Commercial & Industrial	$2,450	$2,214	$2,125	$2,213	$2,283
2. Sponsor Finance	430	460	448	504	546
3. CRE Owner Occupied	946	950	953	984	972
4. Construction/Land/Land Dev.	541	491	522	523	553
5. CRE Non-Owner Occupied	2,179	2,264	2,150	2,136	2,073
6. Agricultural	246	235	241	246	209
7. Public Finance/Other Commercial	678	759	782	807	833
8. **Total Commercial Loans**	**7,470**	**7,373**	**7,221**	**7,413**	**7,469**
9. Residential Mortgage	1,244	1,146	1,159	1,168	1,230
10. Home Equity	482	490	531	524	513
11. Other Consumer	127	131	137	148	148
12. **Total Resid. Mortgage & Consumer**	**1,853**	**1,767**	**1,827**	**1,840**	**1,891**
13. **Total Loans**	**$9,323**	**$9,140**	**$9,048**	**$9,253**	**$9,360**
14. **Paycheck Protection Program Loans**[1]	**$ 742**	**$ 416**	**$ 198**	**$ 107**	**$ 49**

[1]Included in C&I and Sponsor above

Geography / C&I Top Industries



Other
15.4%
MI
7.1%
IL
8.4%
OH
15.8%
IN
53.3%



Manufacturing 19.1%
Wholesale Trade 9.5%
Investment CRE 9.3%
Admin Services 8.3%
Retail Trade 7.1%
Finance/Insur. 6.5%
Prof. Services 6.2%
Construction 4.9%
Transp./Warehouse 3.6%
Specialty Trade 3.6%

Top Industries % of C&I loans

Highlights

Portfolio

- **Diversified and growing loan portfolio by:**
  - Line of business
  - Industry and geography
  - Type: commercial, mortgage and consumer

vs. Prior Quarter

Loans grew $165 million / 7.2% annualized ex PPP



$9.253
$58
$165
$9,360
4Q21
PPP Forgiveness
Growth
1Q22
Increase
Decrease

vs. Prior Year

Loans grew $730 million / 8.5% ex PPP



$9.323
$693
$730
$9,360
1Q21
PPP Forgiveness
Growth
1Q22
Increase
Decrease

First Merchants Corporation

17

Asset Quality 18 Asset Quality Trends ($M) Highlights vs. Prior Quarter vs. Prior Year Favorable Asset Quality Position ▪ Continued reduction in non-accrual loans ▪ $5.8 million ORE from performing Multi-family Housing project. Loss not expected. ▪ Classified loans continue favorable trend, decreasing $20.4 million in Q1 Favorable Asset Quality Trends ▪ Non-accrual loans down $15.2 million (26%) ▪ NPAs + 90PD decreased $9.1 million (15%) ▪ Classified loans down $145.4 million (58.7%) • Drivers of Improvement: Senior living, manufacturing, agriculture, residential investment real estate and admin services portfolios 1Q21 2Q21 3Q21 4Q21 1Q22 1. Non-Accrual Loans 57.9$ 57.6$ 51.5$ 43.1$ 42.7$ 2. Other Real Estate 0.6 0.6 0.7 0.5 6.3 3. 90PD Loans 1.1 0.2 0.2 1.0 2.1 4. Renegotiated Loans 0.7 0.6 0.4 0.3 0.1 5. NPAs + 90PD 60.3$ 59.0$ 52.8$ 44.9$ 51.2$ 6. NPAs + 90PD/Loans and ORE 0.65% 0.65% 0.58% 0.49% 0.55% 7. Classified Loans 247.7$ 183.7$ 144.6$ 122.7$ 102.3$ 8. Classified Loans/Loans 2.66% 2.01% 1.60% 1.33% 1.09% 9. Net Charge-offs (QTD) 3.6$ 1.3$ (0.2)$ 4.6$ (0.6)$ 10. QTD NCO/Avg. Loans (Annualized) 0.16% 0.06% -0.01% 0.20% -0.03%

Non-Performing Assets 19 Non-Performing Assets Roll Forward ($M) Highlights ▪ Recoveries of $1.1 million offset by gross charge-offs of $0.5 million ▪ $5.8 million performing property moved to ORE ▪ $6.3 million increase in NPAs + 90 PD 1Q22 ▪ Top three non-accrual relationships total $22.5 million ▪ Senior Living ▪ Grain Marketing ▪ Medical Office 1st Quarter NPA Roll Forward 1Q21 2Q21 3Q21 4Q21 1Q22 1. Beginning Balance NPAs + 90PD 66.4$ 60.3$ 59.0$ 52.8$ 44.9$ Non-Accrual 2. Add: New Non-Accruals 6.5 5.4 22.6 6.4 4.4 3. Less: To Accrual/ (5.8) (4.0) (27.9) (9.5) (4.3) Payoff/Renegotiated 4. Less: To ORE - - (0.2) - - 5. Less: Charge-offs (4.3) (1.7) (0.6) (5.3) (0.5) 6. Non-Accrual Loans Change (3.6) (0.3) (6.1) (8.4) (0.4) Other Real Estate Owned (ORE) 7. Add: New ORE Properties - - 0.2 - 5.8 8. Less: ORE Sold (0.3) - (0.1) - - 9. Less: ORE Losses (write-downs) - - - (0.2) - 10. ORE Change (0.3) - 0.1 (0.2) 5.8 11. 90PD Change 0.3 (0.9) - 0.8 1.1 12. Renegotiated Loans Change (2.5) (0.1) (0.2) (0.1) (0.2) 13. NPAs + 90PD Change (6.1) (1.3) (6.2) (7.9) 6.3 14. Ending Balance NPAs + 90PD 60.3$ 59.0$ 52.8$ 44.9$ 51.2$

398.9% 192.2% FRME SNL U.S. Bank Track Record of Shareholder Value 20 10-Year Total Return (2011-2021) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2011-2021: 27.3% CAGR 2011-2021: 10.1% CAGR 2011-2021: 39.7% Return on Tangible Common Equity $0.04 $0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $0.29 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 4.37% 14.04% 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 14.99% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 $0.34 $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $0.91 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $23.26 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22

$1.6 $1.8 $2.7 $3.1 $3.2 $3.2 $3.6 $3.8 $4.8 $4.5 $4.2 $4.2 $4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $15.5 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 History of Organic and Whole Bank Acquisition Growth 21 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022)

Vision for the Future 22 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most responsive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Lead a brand-focused cultural transformation through inclusivity, teamwork, performance management, career development, rewards and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data-driven industry leading client acquisition, expansion and retention activities ▪ Invest in the digital transformation of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency and high performance ▪ Cultivate a high-quality shareholder base that values environmental, social and governance initiatives inspired by our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

23 APPENDIX

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	1Q21	2Q21	3Q21	4Q21	1Q22
Total Risk-Based Capital Ratio (dollars in thousands)					
Total Stockholders' Equity (GAAP)	1,805,856	1,871,800	1,868,090	1,912,571	1,807,633
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	(35,810)	(60,080)	(39,889)	(55,113)	84,392
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	46,427	46,487	46,546	46,606	46,665
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(563,889)	(566,412)	(565,221)	(564,002)	(562,887)
Less: Disallowed Deferred Tax Assets	(1,379)	(1,152)	(1,005)	(239)	(374)
Add: Modified CECL Transition Amount	40,314	40,314	34,542	34,542	23,028
Total Tier 1 Capital (Regulatory)	$ 1,291,394	$ 1,330,832	$ 1,342,938	$ 1,374,240	$ 1,398,332
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	131,061	135,690	139,200	143,241	146,247
Total Risk-Based Capital (Regulatory)	$ 1,487,455	$ 1,531,522	$ 1,547,138	$ 1,582,481	$ 1,609,579
Net Risk-Weighted Assets (Regulatory)	$ 10,383,360	$ 10,759,672	$ 11,037,663	$ 11,369,907	$ 11,618,250
Total Risk-Based Capital Ratio (Regulatory)	**14.33%**	**14.23%**	**14.02%**	**13.92%**	**13.85%**
Common Equity Tier 1 Capital Ratio					
Total Tier 1 Capital (Regulatory)	$ 1,291,394	$ 1,330,832	$ 1,342,938	$ 1,374,240	$ 1,398,332
Less: Qualified Capital Securities	(46,427)	(46,487)	(46,546)	(46,606)	(46,665)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,244,967	$ 1,284,345	$ 1,296,392	$ 1,327,634	$ 1,351,667
Net Risk-Weighted Assets (Regulatory)	$ 10,383,360	$ 10,759,672	$ 11,037,663	$ 11,369,907	$ 11,618,250
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.99%**	**11.94%**	**11.75%**	**11.68%**	**11.63%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	1Q21	2Q21	3Q21	4Q21	1Q22
Total Stockholders' Equity (GAAP)	$ 1,805,856	$ 1,871,800	$ 1,868,090	$ 1,912,571	$ 1,807,633
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(571,536)	(573,786)	(572,323)	(570,860)	(569,494)
Tangible Common Equity (non-GAAP)	$ 1,234,195	$ 1,297,889	$ 1,295,642	$ 1,341,586	$ 1,238,014
Total Assets (GAAP)	$ 14,629,066	$ 14,923,097	$ 15,060,725	$ 15,453,149	$ 15,465,258
Less: Intangible Assets	(571,536)	(573,786)	(572,323)	(570,860)	(569,494)
Tangible Assets (non-GAAP)	$ 14,057,530	$ 14,349,311	$ 14,488,402	$ 14,882,289	$ 14,895,764
Tangible Common Equity Ratio (non-GAAP)	**8.78%**	**9.04%**	**8.94%**	**9.01%**	**8.31%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18
Total Stockholders' Equity (GAAP)	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260
Less: Preferred Stock	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)
Tax Benefit	2,224	2,249	4,973	6,085	6,278	5,930	6,788	5,017
Tangible Common Equity, Net of Tax (non-GAAP	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368
Shares Outstanding	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800
Tangible Common Equity per Share (non-GAAP)	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q19	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22
Total Stockholders' Equity (GAAP)	$ 1,786,437	$ 1,875,645	$ 1,805,856	$ 1,871,800	$ 1,868,090	$ 1,912,571	$ 1,807,633
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(578,881)	(572,893)	(571,536)	(573,786)	(572,323)	(570,860)	(569,494)
Tax Benefit	7,257	5,989	5,710	5,432	5,153	4,875	4,615
Tangible Common Equity, Net of Tax (non-GAAP	$ 1,214,688	$ 1,308,616	$ 1,239,905	$ 1,303,321	$ 1,300,795	$ 1,346,461	$ 1,242,629
Shares Outstanding	55,368,482	53,922,359	53,953,723	53,972,386	53,510,745	53,410,411	53,424,823
Tangible Common Equity per Share (non-GAAP)	**$ 21.94**	**$ 24.27**	**$ 22.98**	**$ 24.15**	**$ 24.31**	**$ 25.21**	**$ 23.26**

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Non-GAAP

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP")

(Dollars in Thousands, Except Per Share Amounts)	1Q21	2Q21	3Q21	4Q21	1Q22
Net Income Available to Common Stockholders - GAAP	$ 49,469	$ 55,559	$ 52,770	$ 47,733	$ 48,586
Adjustments:					
PPP loan income	(9,243)	(9,725)	(8,211)	(3,721)	(1,884)
Tax on adjustment	2,266	2,385	2,013	912	462
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 42,492	$ 48,219	$ 46,572	$ 44,924	$ 47,164
Average Diluted Shares Outstanding	54,134	54,184	53,960	53,660	53,616
Diluted Earnings Per Share - GAAP	$ 0.91	$ 1.03	$ 0.98	$ 0.89	$ 0.91
Adjustments:					
PPP loan income	(0.17)	(0.18)	(0.15)	(0.07)	(0.04)
Tax on adjustment	0.04	0.04	0.04	0.02	0.01
Adjusted Diluted Earnings Per Share - NON-GAAP	$ 0.78	$ 0.89	$ 0.87	$ 0.84	$ 0.88

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	1Q21	2Q21	3Q21	4Q21	1Q22
Non Interest Expense (GAAP)	$ 66,098	$ 69,295	$ 71,384	$ 72,436	$ 72,325
Less: Intangible Asset Amortization	(1,357)	(1,464)	(1,463)	(1,463)	(1,366)
Less: OREO and Foreclosure Expenses	(734)	(178)	91	(171)	(564)
Adjusted Non Interest Expense (non-GAAP)	64,007	67,653	70,012	70,802	70,395
Net Interest Income (GAAP)	100,428	104,264	104,715	101,273	102,280
Plus: Fully Taxable Equivalent Adjustment	4,711	4,948	5,331	5,594	5,736
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	105,139	109,212	110,046	106,867	108,016
Non Interest Income (GAAP)	24,091	30,884	28,501	25,847	25,897
Less: Investment Securities Gains (Losses)	(1,799)	(1,761)	(1,756)	(358)	(566)
Adjusted Non Interest Income (non-GAAP)	22,292	29,123	26,745	25,489	25,331
Adjusted Revenue (non-GAAP)	127,431	138,335	136,791	132,356	133,347
Efficiency Ratio (non-GAAP)	**50.23%**	**48.91%**	**51.18%**	**53.49%**	**52.79%**

First Merchants Corporation

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Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

	2011	2012	2013	2014	2015	2016	2017	2018
Return on Tangible Common Equity								
Total Average Stockholders' Equity (GAAP)	$ 478,440	$ 535,506	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861
Less: Average Preferred Stock	(74,181)	(90,908)	(47,537)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(149,554)	(147,889)	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 254,705	$ 296,709	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315
Net Income (GAAP)	$ 9,013	$ 40,583	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139
Less: Intangible Asset Amortization, Net of Tax	2,112	1,081	892	1,395	1,720	2,542	3,670	5,307
Tangible Net Income (non-GAAP)	$ 11,125	$ 41,664	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446
Return on Tangible Common Equity (non-GAAP)	**4.37%**	**14.04%**	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

	2019	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Return on Tangible Common Equity								
Total Average Stockholders' Equity (GAAP)	$ 1,569,615	$ 1,825,135	$ 1,840,432	$ 1,846,037	$ 1,889,037	$ 1,890,229	$ 1,866,632	$ 1,891,223
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(499,622)	(569,377)	(566,469)	(569,107)	(567,852)	(566,616)	(567,512)	(565,476)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,069,868	$ 1,255,633	$ 1,273,838	$ 1,276,805	$ 1,321,060	$ 1,323,488	$ 1,298,995	$ 1,325,622
Net Income (GAAP)	$ 164,460	$ 148,600	$ 49,469	$ 55,559	$ 52,770	$ 47,733	$ 205,531	$ 48,586
Less: Intangible Asset Amortization, Net of Tax	4,736	4,730	1,072	1,156	1,156	1,156	4,540	1,079
Tangible Net Income (non-GAAP)	$ 169,196	$ 153,330	$ 50,541	$ 56,715	$ 53,926	$ 48,889	$ 210,071	$ 49,665
Return on Tangible Common Equity (non-GAAP)	**15.81%**	**12.21%**	**15.87%**	**17.77%**	**16.33%**	**14.78%**	**16.17%**	**14.99%**

First Merchants Corporation

27